--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               U.S. Treasury Funds
--------------------------------------------------------------------------------
                                November 30, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================
U.S. Treasury Funds

o The Treasury yield curve flattened, with longer-term interest rates falling while money market rates were steady to slightly higher.

o The U.S. Treasury Money Fund's six-month return was in line with its peer group average.

o By extending duration modestly, the U.S. Treasury Intermediate Fund posted a solid six-month return, although slightly behind its Lipper peer group average.

o The U.S. Treasury Long-Term Fund's aggressive interest rate stance led to a superior six-month return.

o    We believe the outlook for bonds is favorable if inflation remains subdued.

FELLOW SHAREHOLDERS

     Reversing the pattern of the preceding six months, interest rates fell and prices of Treasury bonds rose significantly during the six months ended November 30, 1997. Inflation remained subdued despite strong economic growth, and currency turmoil in the emerging markets increased demand for more-stable U.S. Treasury bonds. In this environment, the U.S. Treasury Funds performed well, with the strongest returns coming from the longer-term funds.

MARKET ENVIRONMENT

     At the time of our last report six months ago, the possibility of inflation was a significant concern to the bond market. A March 1997 interest rate hike by the Federal Reserve, intended to curb economic growth, crowned a period of rising rates, with yields on 30-year Treasury bonds briefly topping 7% in April. In the six months ended November 30, however, the economy performed well-gross domestic product continued to grow at a more than 3% annualized rate-but inflation, unexpectedly, seemed to decelerate.

     [Place Interest Rate Levels chart here. Edgar description: chart showing interest rates for the 30-year Treasury bond, 5-Year Treasury note, and 90-Day Treasury bill 11/30/96 through 11/30/97.]

     A bond rally in April, and a subsequent easing of inflation fears, allowed yields to fall (and prices to rise) on most fixed income instruments. A strong dollar, which makes imports cheaper, helped keep inflation in check. In addition, a currency crisis emanating from Southeast Asia drove global investors to invest more heavily in U.S. Treasuries, largely because of their dollar exposure. Stock market losses in the wake of the crisis also boosted demand for Treasuries.

     Longer-term securities showed noticeably greater gains than shorter-term bonds and money market securities, with the interest rate on 30-year Treasuries falling nearly a full percentage point, to 6.08% on November 30. As a result, the yield curve flattened considerably. The difference in yields between 30-year Treasury bonds and 90-day Treasury bills narrowed from 196 basis points six months ago to 93 basis points at November 30 (100 basis points equal one percentage point).

U.S. TREASURY MONEY FUND

     Despite the interest rate hike in March and the sharp bond rally late in the period, 90-day Treasury bill rates varied only a small amount throughout the year. Since May 31, 1997, rates on the 90-day Treasury bill rose by a modest 12 basis points, most of which can be accounted for by a rebound from a brief yield decline caused by a sharp drop of new issuance in May. That supply imbalance was temporary; however, with the improving budget deficit, the supply of U.S. Treasury bills is not expected to return to the levels of prior years.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                   6 Months         12 Months
--------------------------------------------------------------------------------
U.S. Treasury Money Fund                    2.41%             4.83%
Lipper U.S. Treasury
Money Market Funds Average                  2.40               4.79

     Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.
================================================================================

     We are pleased that in a generally quiet market environment we were able both to elevate your fund's yield and to keep pace with our peer group. Between May 31 and November 30, 1997, the fund's seven-day compound dividend yield jumped from 4.73% to 4.97%. That increase contributed to a 2.41% total return over the six-month period, a step above the 2.40% gain notched by the Lipper Money Market Funds Average. Over the past 12months, your fund posted a 4.83% return, comparing favorably with a 4.79% gain for the Lipper average.

     The fund's increased dividend yield was partly due to modestly higher interest rates. However, we were also able to add value by managing the portfolio's maturity structure. After taking a generally cautious stance in the spring, when interest rates were rising, we used the past six months to extend the average maturity of the fund's holdings from 65 to 74 days. We accomplished this by purchasing several securities with somewhat longer maturities, extending as long as eight months. These holdings typically have higher yields than shorter money market instruments. To counter the added interest rate risk, we maintained a significant stake in more defensive one-month instruments. This "barbell" portfolio allowed us to increase fund yield.

     The fund continues to invest exclusively in U.S. Treasury notes and bills, with more emphasis on Treasury notes, whose yields typically surpass bills by five to 10 basis points.

U.S. TREASURY INTERMEDIATE FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                   6 Months          12 Months
--------------------------------------------------------------------------------
U.S. Treasury
Intermediate Fund                           5.59%              6.14%
Lipper Average of Intermediate
U.S. Treasury Funds                         5.84               5.95
================================================================================

     Declining interest rates helped the fund post a strong six-month performance of 5.59%. Concerned about inflation and a possible interest rate hike, we maintained a comparatively defensive posture for much of the period. That approach kept the fund's returns behind the Lipper peer group average over the six months, but allowed it to outperform in the prior six-month period and for the past year as a whole.

     When rates rose earlier in the year, we chose to shorten the fund's duration to safeguard returns. (Duration measures a fund's price sensitivity to interest rates changes. A longer duration enhances a fund's price appreciation when rates fall, while a shorter duration helps limit losses when rates rise.) More recently, when rates began to decline, we decided to extend the fund's duration by adding some bonds with seven-year maturities. Overall, the fund's duration moved from 3.6 years on May 31, 1997, to 4.5 years at the close of the period. The shift to longer-maturity bonds helped fund performance, since a flattening yield curve meant that longer Treasuries outperformed shorter-term issues.

================================================================================
Operating Policy Change
--------------------------------------------------------------------------------

     Your fund's Board of Directors has approved a change in one of U.S. Treasury Intermediate Fund's investment policies, which will become effective January 15, 1998. Currently, any security purchased by the fund must have a remaining effective maturity of no more than seven and one-half years from the time of purchase. This restriction is being modified to allow the fund to invest in securities with remaining effective maturities of up to 10 years. Even with this added flexibility, the fund's overall dollar-weighted average maturity may not fall outside the range of three to seven years.

     This supplements the U.S. Treasury Funds prospectus dated October 1, 1997.
================================================================================

     A significant position in GNMA mortgage-backed securities augmented your fund's returns, particularly over the past year. These securities, which are guaranteed by the full faith and credit pledge of the U.S. government, outperformed Treasuries for the 12 months ended November 30. We have maintained a stake in GNMAs close to the fund's allowable maximum of 15% of assets; at the end of the period, the weighting stood at 13%.

U.S. TREASURY LONG-TERM FUND

     Your fund produced a superior total return of 12.77% for the six- month period, significantly outpacing the Lipper Average of General U.S. Treasury Funds. That performance also helped the fund outstrip the Lipper average over the one-year period. The fund's six-month dividends per share slipped by one penny in an environment where prices rose and yields declined significantly.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/97                     6 Months       12 Months
--------------------------------------------------------------------------------
U.S. Treasury
Long-Term Fund                               12.77%          10.05%
Lipper Average of General
U.S. Treasury Funds                           8.69            7.36
================================================================================

     We were able to achieve these gains by keeping the fund's average maturity consistently close to 23 years-near the high end of its 21- to 24-year range -during a period when long-term interest rates fell by nearly one percentage point. Similarly, the fund's duration has been held at approximately 10 to 11 years (a fund with a duration of 10 years, for example, would experience 10% price appreciation or depreciation in response to a one-percentage-point fall or rise in interest rates, respectively).

     This posture has historically caused short-term price volatility in the fund when interest rates have fluctuated. However, we believe an aggressive approach is suitable in a global economic environment that has encouraged low inflation and (as a result) low interest rates. As rates have trended steadily lower over the past five years, the fund's yield advantage and greater potential for capital appreciation have translated into positive results relative to shorter maturity funds.

     We enhanced the fund's dividends during the period by keeping its position in mortgage-backed bonds near the allowable 15% maximum. We have held several collateralized mortgage obligations (CMOs) within the mortgage position, which we believe offer a combination of good yield and price appreciation potential. We also think the CMOs have lower prepayment sensitivity than the standard mortgage-backed pass-throughs they replaced. (Because mortgages can be retired before maturity through refinancing, mortgage-backed bonds generally carry prepayment risk.)


OUTLOOK

     Despite the economy's strength, we believe the recent developments in Asia and continued subdued inflation may obviate the need for any immediate action by the Fed. Indeed, we do not expect any change in monetary policy for the next quarter or two. However, with the budget apparently moving into balance and government spending contained, there is a chance the markets could push rates somewhat lower in the coming year, perhaps as low as 5.5% for 30-year Treasuries.

     We believe that the outlook for the fixed income market is favorable as long as inflation remains subdued.

Respectfully submitted,

/s/

Peter Van Dyke
President
December 19, 1997

T. Rowe Price U.S. Treasury Funds
================================================================================

Portfolio Highlights
================================================================================
Key statistics

                                                             5/31/97    11/30/97

U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Price Per Share ....................................      $  1.00       $  1.00
Dividends Per Share
     For 6 months ..................................        0.023         0.024
     For 12 months .................................        0.046         0.047
Dividend Yield (7-Day Compound) * ..................         4.73%         4.97%
Weighted Average Maturity (days) ...................           65            74
Weighted Average Quality ** ........................   First Tier    First Tier

U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Price Per Share ....................................      $  5.12       $  5.25
Dividends Per Share
     For 6 months ..................................         0.16          0.15
     For 12 months .................................         0.31          0.31
Dividend Yield *
     For 6 months ..................................         6.16%         5.98%
     For 12 months .................................         6.29          6.17
Weighted Average Maturity (years) ..................          4.6           5.7
Weighted Average Effective Duration (years) ........          3.6           4.5
Weighted Average Quality *** .......................          AAA           AAA

U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Price Per Share ....................................      $ 10.17       $ 11.14
Dividends Per Share
     For 6 months ..................................         0.32          0.31
     For 12 months .................................         0.63          0.63
Dividend Yield *
     For 6 months ..................................         6.30%         5.97%
     For 12 months .................................         6.40          6.23
Weighted Average Maturity (years) ..................         23.5          22.8
Weighted Average Effective Duration (years) ........         10.9          11.1
Weighted Average Quality *** .......................          AAA           AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

     Note: Investments in the U.S. Treasury Funds are neither insured nor guaranteed by the U.S. government.
================================================================================

T. Rowe Price U.S. Treasury Funds
================================================================================
Performance Comparison

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[U.S. Treasury Money Fund SEC graph shown here]

[U.S. Treasury Intermediate Fund SEC graph shown here]

[U.S. Treasury Long-Term Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 11/30/97          1 Year  5 Years  10 Years   Inception       Date
U.S. Treasury Money Fund         4.83%    4.14%     5.18%       5.97%    6/28/82
U.S. Treasury Intermediate Fund  6.14     6.35         -        7.75     9/29/89
U.S. Treasury Long-Term Fund    10.05     8.99         -        9.26     9/29/89

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed.
================================================================================

T. Rowe Price U.S. Treasury Money Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                     6 Months          Year                                  3 Months++        Year
                                        Ended         Ended                                     Ended         Ended
                                     11/30/97       5/31/97       5/31/96       5/31/95       5/31/94       2/28/94       2/28/93

NET ASSET VALUE
Beginning of period ............   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Investment activities
    Net investment income ......        0.024         0.046         0.050         0.045         0.007         0.025         0.029
Distributions
    Net investment income ......       (0.024)       (0.046)       (0.050)       (0.045)       (0.007)       (0.025)       (0.029)
NET ASSET VALUE
End of period ..................   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Ratios/Supplemental Data
Total return ...................         2.41%         4.74%         5.08%         4.58%         0.73%         2.51%         2.97%
Ratio of expenses to
average net assets .............         0.51%+        0.56%         0.53%         0.56%         0.57%+        0.64%         0.65%
Ratio of net investment
income to average
net assets .....................         4.79%+        4.65%         4.93%         4.51%         2.87%+        2.48%         2.92%
Net assets, end of period
(in thousands) .................   $  839,222    $  821,075    $  760,010    $  719,215    $  654,837    $  613,583    $  606,153
====================================================================================================================================

+   Annualized.
++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Intermediate Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                     6 Months          Year                                  3 Months++        Year
                                        Ended         Ended                                     Ended         Ended
                                     11/30/97       5/31/97       5/31/96       5/31/95       5/31/94       2/28/94      2/28/93
NET ASSET VALUE
Beginning of period ............   $     5.12    $     5.11    $     5.25    $     5.11    $     5.32    $     5.42    $     5.28
Investment activities
    Net investment income ......         0.15          0.31          0.33          0.31          0.08          0.29          0.32
    Net realized and
    unrealized gain (loss) .....         0.13          0.01         (0.14)         0.14         (0.19)        (0.09)         0.27
    Total from
    investment activities ......         0.28          0.32          0.19          0.45         (0.11)         0.20          0.59
Distributions
    Net investment income ......        (0.15)        (0.31)        (0.33)        (0.31)        (0.08)        (0.29)        (0.32)
    Net realized gain ..........           --            --            --            --         (0.02)        (0.01)        (0.13)
    Total distributions ........        (0.15)        (0.31)        (0.33)        (0.31)        (0.10)        (0.30)        (0.45)

NET ASSET VALUE
End of period ..................   $     5.25    $     5.12    $     5.11    $     5.25    $     5.11    $     5.32    $     5.42
Ratios/Supplemental Data
Total return ...................         5.59%         6.48%         3.52%         9.29%        (2.16)%        3.80%        11.77%
Ratio of expenses to
average net assets .............         0.61%+        0.64%         0.65%         0.69%         0.70%+        0.79%         0.80%
Ratio of net investment
income to average
net assets .....................         5.91%+        6.11%         6.14%         6.19%         5.78%+        5.41%         5.98%
Portfolio turnover rate ........         56.8%         57.9%         40.7%         81.1%         45.5%+        20.2%         22.8%
Net assets, end of period
(in thousands) .................   $  194,199    $  180,609    $  174,176    $  172,666    $  181,231    $  175,953    $  163,480
====================================================================================================================================

+    Annualized.
++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights

                                     6 Months          Year                                  3 Months++        Year
                                        Ended         Ended                                     Ended         Ended
                                     11/30/97       5/31/97       5/31/96       5/31/95       5/31/94       2/28/94       2/28/93
NET ASSET VALUE
Beginning of period ............   $    10.17    $    10.02    $    10.54    $     9.81    $    10.46    $    10.79    $    10.39
Investment activities
    Net investment income ......         0.31          0.63          0.65*         0.68*         0.17*         0.68*         0.70*
    Net realized and

    unrealized gain (loss) .....         0.97          0.15         (0.52)         0.73         (0.64)        (0.04)         0.68
    Total from

    investment activities ......         1.28          0.78          0.13          1.41         (0.47)         0.64          1.38
Distributions

    Net investment income ......        (0.31)        (0.63)        (0.65)        (0.68)        (0.17)        (0.68)        (0.70)
    Net realized gain ..........         --            --            --            --           (0.01)        (0.29)        (0.28)
    Total distributions ........        (0.31)        (0.63)        (0.65)        (0.68)        (0.18)        (0.97)        (0.98)

NET ASSET VALUE

End of period ..................   $    11.14    $    10.17    $    10.02    $    10.54    $     9.81    $    10.46    $    10.79
Ratios/Supplemental Data
Total return ...................        12.77%         7.97%         1.02%*       15.24%*       (4.50)%*       5.89%*       14.11%*
Ratio of expenses to
average net assets .............         0.71%+        0.80%         0.80%*        0.80%*        0.80%*+       0.80%*        0.80%*
Ratio of net investment
income to average
net assets .....................         5.87%+        6.22%         6.05%*        7.05%*        6.75%*+       6.17%*        6.75%*
Portfolio turnover rate ........         65.4%         67.6%         60.1%         99.3%        246.9%+        59.4%        165.4%
Net assets, end of period
(in thousands) .................   $  186,296    $   71,263    $   70,326    $   65,284    $   54,237    $   56,632    $   64,685
====================================================================================================================================

* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/97.
+    Annualized.
++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Money Fund
================================================================================
Unaudited                                                      November 30, 1997

Statement of Net Assets
--------------------------------------------------------------------------------
                                                            Par            Value
                                                                In thousands
U.S. GOVERNMENT OBLIGATIONS  98.0%
U.S. Treasury Obligations 98.0%
U.S. Treasury Bills
        5.00%, 12/4/97 - 1/8/98 ..............         $ 15,649         $ 15,619
        5.005%, 12/11/97 .....................           50,000           49,931
        5.03%, 1/8/98 ........................           17,281           17,189
        5.105%, 1/8/98 .......................           15,000           14,919
        5.12%, 2/5/98 ........................            2,154            2,134
        5.14%, 2/5/98 ........................           65,000           64,387
        5.145%, 1/8/98 .......................           20,000           19,891
        5.155%, 1/22/98 ......................           20,000           19,851
        5.17%, 1/22/98 .......................            9,491            9,420
        5.20%, 1/22/98 .......................            1,475            1,464
        5.21%, 1/22/98 .......................           56,675           56,249
        5.22%, 1/22/98 .......................           50,000           49,623

U.S. Treasury Notes

        5.00%, 1/31/98 .......................           50,000           49,963
        5.125%, 2/28 - 4/30/98 ...............           20,000           19,946
        5.25%, 12/31/97 ......................          110,000          109,996
        5.875%, 4/30/98 ......................           51,000           51,059
        6.125%, 3/31 - 5/15/98 ...............          100,000          100,217
        6.25%, 7/31/98 .......................           30,000           30,134
        7.25%, 2/15/98 .......................           10,000           10,032
        7.875%, 1/15 - 4/15/98 ...............          130,000          130,650

Total U.S. Government Obligations (Cost  $822,674)                       822,674
Total Investments in Securities
98.0% of Net Assets (Cost $822,674) ..........                         $ 822,674
Other Assets Less Liabilities                                             16,548

NET ASSETS ...................................                        $ 839,222

Net Assets Consist of:

Accumulated net investment income -
net of distributions .........................                            $   81
Accumulated net realized gain/loss -
net of distributions .........................                               158
Paid-in-capital applicable to
839,061,571 shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares
of the Corporation authorized ................                           838,983

NET ASSETS  ..................................                       $   839,222

NET ASSET VALUE PER SHARE ....................                          $   1.00


The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Intermediate Fund
================================================================================
Unaudited                                                      November 30, 1997

Statement of Net Assets
--------------------------------------------------------------------------------
                                                              Par          Value
                                                                 In thousands

U.S. GOVERNMENT OBLIGATIONS  85.9%
U.S. Treasury Obligations  85.9%
U.S. Treasury Notes
        5.75%, 8/15/03 ...........................       $ 21,800       $ 21,664
        5.875%, 2/15/04 ..........................         39,600         39,656
        6.25%, 2/15/03 ...........................         59,000         59,995
        6.375%, 8/15/02 ..........................         11,000         11,229
        6.50%, 5/15/05 ...........................         11,000         11,393
        7.50%, 2/15/05 ...........................         21,000         22,946
Total U.S. Government Obligations (Cost $164,547).                       166,883

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  12.7%
U.S. Government Guaranteed Obligations  12.7%
Government National Mortgage Assn ................
    I
        6.50%, 8/15 - 10/15/02 ...................            304            306
        7.00%, 7/15 - 9/15/16 ....................          1,855          1,892
        7.50%, 2/15/16 - 11/15/17 ................          1,536          1,591
        8.00%, 2/15/08 - 10/15/25 ................          2,986          3,119
        8.50%, 8/15/04 - 4/15/23 .................          1,577          1,665
        9.00%, 5/15/16 - 11/15/25 ................            174            187
        9.50%, 12/15/24 - 5/15/25 ................          1,172          1,270
        10.00%, 8/15/19 ..........................            179            198
        10.50%, 11/15/14 .........................            229            256
        11.00%, 12/15/09 - 12/15/19 ..............          1,147          1,298
        11.50%, 3/15/10 - 11/15/18 ...............          2,312          2,655
        12.50%, 10/15/13 - 3/15/15 ...............            256            301

    II

        8.50%, 10/20/26 ..........................          2,399          2,506
        9.00%, 10/20/16 - 2/20/27 ................            342            362
        9.50%, 1/20 - 11/20/25 ...................            317            341
        10.50%, 1/20/16 - 6/20/19 ................            917          1,017
    GPM, I, 11.00%, 9/15/10 ......................            182            203

    Midget, I

        6.00%, 12/15/08 - 3/15/11 ................            908            895
        7.50%, 10/15/07 - 12/15/10 ...............          1,844          1,896
Government National Mortgage Assn ................
    Midget, I

        9.00%, 5/15/01 - 10/15/05 ................       $  1,649         $1,712
        9.50%, 1/15/98 - 12/15/05 ................            482            501
        10.00%, 11/15/00 - 9/15/05 ...............            207            218
        10.50%, 1/15/01 - 9/15/04 ................             52             56
        11.00%, 8/15/00 ..........................             23             23
        11.50%, 4/15/98 - 7/15/00 ................            115            120
    Midget, II

        11.00%, 9/20/99 ..........................              6              6
        11.50%, 12/20/98 - 10/20/00 ..............             15             16
Total U.S.  Government  Mortgage-Backed
Securities  (Cost $24,170) .......................                        24,610

MONEY MARKET FUNDS 0.0%
Government Reserve Investment Fund, 5.44% # ......              1              1
Total Money Market Funds (Cost $1) ...............                             1

Total  Investments  in  Securities
98.6% of Net Assets (Cost  $188,718) .............                     $ 191,494

Other  Assets Less  Liabilities ..................                         2,705

NET ASSETS .......................................                     $ 194,199

Net Assets  Consist  of:
Accumulated  net  investment  income -
net of distributions .............................                       $ (917)
Accumulated net realized  gain/loss -
net of distributions .............................                           551
Net unrealized  gain (loss) ......................                         2,776
Paid-in-capital  applicable to 36,997,984
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation  authorized ..........................                       191,789
NET ASSETS .......................................                     $ 194,199
NET ASSET VALUE PER SHARE ........................                        $ 5.25

#    Seven-day yield
GPM  Graduated Payment Mortgage

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
================================================================================
Unaudited                                                      November 30, 1997

Statement of Net Assets
--------------------------------------------------------------------------------
                                                            Par            Value
                                                                In thousands

U.S. GOVERNMENT OBLIGATIONS  84.2%
U.S. Treasury Obligations  84.2%
U.S. Treasury Bonds
        6.25%, 8/15/23 ...........................       $ 38,000       $ 38,611
        6.375%, 8/15/27 ..........................         10,000         10,398
        6.625%, 2/15/27 ..........................         14,500         15,526
        7.125%, 2/15/23 ..........................         27,000         30,409
        7.25%, 5/15/16 ...........................         18,000         20,247
        7.50%, 11/15/24 ..........................         17,000         20,068
        7.625%, 2/15/25 ..........................         18,000         21,564
Total U.S. Government Obligations (Cost $145,431).                       156,823

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  13.5%

U.S. Government Guaranteed Obligations  13.5%
Government National Mortgage Assn .................
    I
        8.00%, 10/15/16 - 3/15/17 .................           270            283
        8.50%, 5/15 - 6/15/26 .....................         1,604          1,686
        9.00%, 7/15/16 - 5/15/21 ..................         5,842          6,252
        9.50%, 8/15/09 - 11/15/17 .................         9,831         10,745
        10.00%, 12/15/17 - 8/15/19 ................           393            436
        10.50%, 5/15/13 - 7/15/19 .................           345            386
        11.50%, 10/15/10 - 8/15/15 ................           166            190
    II, 7.00%, 11/20/23 - 1/20/24 .................            44             44
    Midget, I, 10.50%, 1/15/98 ....................            --             --

    Project Loan, I
        6.85%, 8/15/32 ............................           808            817
        7.35%, 7/15/32 ............................           362            378
    REMIC

        6.50%, 10/16/24 ...........................         2,000          1,886
        7.00%, 5/16/24 ............................         2,000          2,005

        Interest Only, 8.00%, 6/16/23 ** ..........           885            144
Total U.S. Government Mortgage-Backed
Securities (Cost $24,839) .........................                       25,252

MONEY MARKET FUNDS  0.9%
Government Reserve Investment Fund, 5.44% # .......         1,606          1,606
Total Money Market Funds (Cost  $1,606) ...........                        1,606

Total Investments in Securities
98.6% of Net Assets (Cost  $171,876) ..............                  $   183,681

Other Assets Less Liabilities .....................                        2,615
NET ASSETS  .......................................                  $   186,296

Net Assets Consist of:
Accumulated net investment income -
net of distributions ..............................                       $   12
Accumulated net realized gain/loss -
net of distributions ..............................                        (420)
Net unrealized gain (loss) ........................                       11,805
Paid-in-capital applicable to 16,728,046
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares
of the Corporation authorized .....................                      174,899

NET ASSETS ........................................                  $   186,296

NET ASSET VALUE PER SHARE .........................                    $   11.14

** For Interest Only securities, amount represents notional principal, on which the fund receives interest
#       Seven-day yield
REMIC   Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Funds
================================================================================
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                              Inter-
                                                    Money    mediate   Long-Term
                                                     Fund       Fund        Fund
                                                 6 Months   6 Months    6 Months
                                                    Ended      Ended       Ended
                                                 11/30/97   11/30/97    11/30/97

Investment Income
Interest income .............................     $21,844     $6,085     $ 3,886
Expenses
    Investment management ...................       1,337        350         242
    Shareholder servicing ...................         625        129         100
    Custody and accounting ..................          60         51          43
    Prospectus and shareholder reports ......          41         12           7
    Registration ............................          19         12          13
    Legal and audit .........................           8          7           6
    Directors ...............................           4          3           6
    Miscellaneous ...........................           4          2           2
    Total expenses ..........................       2,098        566         419
Net investment income .......................      19,746      5,519       3,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ......          18      1,860         385
Change in net unrealized gain or loss
    on securities ...........................          --      2,605      10,164

Net realized and unrealized gain (loss) .....          18      4,465      10,549
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ......................     $19,764     $9,984     $14,016

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Money Fund
================================================================================
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

    6 Months    Year
    Ended   Ended
    11/30/97    5/31/97

Increase (Decrease) in Net Assets
Operations
    Net investment income ..................      $    19,746       $    36,600
    Net realized gain (loss) ...............               18                16
    Increase (decrease) in net
    assets from operations .................           19,764            36,616
Distributions to shareholders
    Net investment income ..................          (19,746)          (36,600)
Capital share transactions *
    Shares sold ............................        1,316,982         2,298,880
    Distributions reinvested ...............           18,955            35,238
    Shares redeemed ........................       (1,317,808)       (2,273,069)
    Increase (decrease) in net
    assets from capital
    share transactions .....................           18,129            61,049

Net Assets
Increase (decrease) during period ..........           18,147            61,065
Beginning of period ........................          821,075           760,010
End of period ..............................      $   839,222       $   821,075
*Share information
    Shares sold ............................        1,316,955         2,298,880
    Distributions reinvested ...............           18,955            35,238
    Shares redeemed ........................       (1,317,781)       (2,273,069)
    Increase (decrease) in shares
    outstanding ............................           18,129            61,049

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Intermediate Fund
================================================================================
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

    6 Months    Year
    Ended   Ended
    11/30/97    5/31/97

Increase (Decrease) in Net Assets
Operations
    Net investment income ........................     $   5,519      $  11,210
    Net realized gain (loss) .....................         1,860           (129)
    Change in net unrealized gain or loss ........         2,605            187
    Increase (decrease) in net
    assets from operations .......................         9,984         11,268
Distributions to shareholders
    Net investment income ........................        (5,519)       (11,195)
    Tax return of capital ........................            --            (15)
    Decrease in net assets from distributions ....        (5,519)       (11,210)
Capital share transactions *
    Shares sold ..................................        29,669         89,735
    Distributions reinvested .....................         4,358          8,985
    Shares redeemed ..............................       (24,902)       (92,345)
    Increase (decrease) in net assets
    from capital share transactions ..............         9,125          6,375
Net Assets
Increase (decrease) during period ................        13,590          6,433
Beginning of period ..............................       180,609        174,176
End of period ....................................     $ 194,199      $ 180,609
*Share information
    Shares sold ..................................         5,697         17,454
    Distributions reinvested .....................           836          1,746
    Shares redeemed ..............................        (4,788)       (18,022)

    Increase (decrease) in shares outstanding ....         1,745          1,178

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Long-Term Fund
================================================================================
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

    6 Months    Year
    Ended   Ended
    11/30/97    5/31/97

Increase (Decrease) in Net Assets
Operations
    Net investment income .........................     $   3,467      $  4,515
    Net realized gain (loss) ......................           385          (130)
    Change in net unrealized gain or loss .........        10,164         1,424
    Increase (decrease) in net
    assets from operations ........................        14,016         5,809
Distributions to shareholders
    Net investment income .........................        (3,467)       (4,515)
Capital share transactions *
    Shares sold ...................................       123,789        28,170
    Distributions reinvested ......................         3,154         3,826
    Shares redeemed ...............................       (22,459)      (32,353)
    Increase (decrease) in net
    assets from capital
    share transactions ............................       104,484          (357)
Net Assets
Increase (decrease) during period .................       115,033           937
Beginning of period ...............................        71,263        70,326
End of period .....................................     $ 186,296      $ 71,263
*Share information
    Shares sold ...................................        11,541         2,775
    Distributions reinvested ......................           291           375
    Shares redeemed ...............................        (2,109)       (3,160)

    Increase (decrease) in shares outstanding .....         9,723           (10)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Funds
================================================================================
Unaudited                                                      November 30, 1997

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

        T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

        The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

        VALUATION Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

        Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

        PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

        OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

        Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

        Securities Lending The Intermediate Fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At November 30, 1997, the value of securities on loan was $34,900,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

        OTHER Purchases and sales of U.S. government securities, other than short-term securities, for the six months ended November 30, 1997, were as follows:

================================================================================
                                               Intermediate            Long-Term
                                                       Fund                 Fund
U.S. government securities
Purchases                                     $ 117,837,000        $ 178,730,000
Sales                                           103,056,000           77,537,000

NOTE 3 - FEDERAL INCOME TAXES

        No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Intermediate Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,309,000, of which $7,000 expires in 2003, and $1,302,000 in 2004. The Long-Term Fund has unused realized capital loss carryforwards for federal income tax purposes of $591,000, of which $162,000 expires in 2003, and $429,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

        At November 30, 1997, the aggregate costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax and financial reporting purposes were $822,674,000, $188,718,000, and $171,876,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

================================================================================
                                             Intermediate             Long-Term
                                                     Fund                  Fund
Appreciated investments                       $ 2,834,000          $ 11,894,000
Depreciated investments                           (58,000)              (89,000)
Net unrealized gain (loss)                    $ 2,776,000          $ 11,805,000

NOTE 4 - RELATED PARTY TRANSACTIONS

        The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $222,000, $59,000, and $52,000 were payable at November 30, 1997 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

        Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the Long-Term Fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the Long-Term Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to a previous agreement, $22,000 of unaccrued 1996-1997 fees were repaid during the six months ended November 30, 1997.

        In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $546,000, $136,000, and $81,000, respectively, for the six months ended November 30, 1997, of which $97,000, $25,000, and $14,000, respectively, were payable at period-end.

        Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of

        T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 53.4% of the outstanding shares of the Long-Term Fund at November 30, 1997. For the six months then ended, the Long-Term Fund was allocated $34,000 of Spectrum expenses, none of which was payable at period-end.

        The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and Long-Term Funds for the six months ended November 30, 1997, totaled $63,000 and $21,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.




T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified   Small-Cap  Growth
Dividend  Growth
Equity  Income
Equity  Index
Financial  Services
Growth  &  Income
Growth  Stock
Health  Sciences
Media & Telecommunications
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap  Stock**
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address: www.troweprice.com
T. Rowe Price Associates
100 East Pratt Street
Baltimore,  Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price U.S. Treasury Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C07-051 11/30/97